UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 4, 2019

TRICIDA, INC. (Exact name of Registrant as specified in its charter)

Delaware	001-38558	46-3372526
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
7000 Shoreline Court
Suite 201
South San Francisco, CA 94080
(Address of principal executive offices)
(415) 429-7800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

☒	Emerging growth company

☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01	Other Events.
On September 4, 2019, Tricida, Inc., issued a press release announcing that it has submitted a New Drug Application to the U.S. Food and Drug Administration under the Accelerated Approval Program for approval of veverimer (TRC101) for the treatment of metabolic acidosis in patients with chronic kidney disease. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.	Description

99.1	Press Release

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRICIDA, INC.

Dated: September 4, 2019	By:	/s/ Geoffrey M. Parker
	Name:	Geoffrey M. Parker
	Title:	Chief Financial Officer and Senior Vice President